8-K CINCINNATI BELL INC.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 6, 2011

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)

221 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Section 1 - Registrant's Business and Operations

Item 1.01 Amendment of a Material Definitive Agreement.

Amended and Restated Receivables Purchase Agreement

On June 6, 2011, Cincinnati Bell Inc. (the “Company”), its wholly-owned receivables subsidiary Cincinnati Bell Funding LLC (“CB Funding”), the various Purchaser Groups identified therein and PNC Bank, National Association as Administrator and LC Bank entered into the Amended and Restated Receivables Purchase Agreement dated as of June 6, 2011 (the “Amended and Restated Receivables Purchase Agreement”). The Amended and Restated Receivables Purchase Agreement amends and supersedes the Company's Receivables Purchase Agreement originally entered into on March 23, 2007, among the Company, CB Funding, the various Purchaser Groups identified therein and PNC Bank, National Association (the “Receivables Purchase Agreement”), by, among other things, increasing the borrowing availability to $105,000,000, removing certain provisions which are no longer applicable to the facility, extending the maturity date of the facility to June 4, 2014, adding Wells Fargo Bank, National Association as an additional Purchaser Group, creating a letter of credit capacity, and adding the Company's wholly owned subsidiary Cyrus Networks, LLC as an Originator. On June 6, 2011, the Company, CB Funding, and the Originators party thereto entered into the Amended and Restated Purchase and Sale Agreement dated as of June 6, 2011 among Cyrus Networks, LLC as a new Originator, the other Originators identified therein, CB Funding, and the Company as sole member of CB Funding and as Servicer (the “Amended and Restated Purchase and Sale Agreement”). The Amended and Restated Purchase and Sale Agreement amends and supersedes the Purchase and Sale Agreement originally entered into on March 23, 2007 among CB Funding, the Company, and the various Originators identified therein (the “Purchase and Sale Agreement”), by adding Cyrus Networks, LLC as an Originator to the Amended and Restated Purchase and Sale Agreement.

A copy of the Amended and Restated Receivables Purchase Agreement is attached to this Current Report as Exhibit 99.1, and a copy of the Amended and Restated Purchase and Sale Agreement is attached to this Current Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1
Amended and Restated Receivables Purchase Agreement dated as of June 6, 2011, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchaser Groups identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
Amended and Restated Purchase and Sale Agreement dated as of June 6, 2011 among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.

Form 8-K	Cincinnati Bell Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel & Secretary

Date: June 10, 2011

Exhibit Index

Exhibit No.
Exhibit

99.1
Amended and Restated Receivables Purchase Agreement dated as of June 6, 2011, among Cincinnati Bell Funding LLC, as Seller, Cincinnati Bell Inc., as Servicer, the Various Purchaser Groups identified therein, and PNC Bank, National Association, as Administrator and LC Bank.

99.2
Amended and Restated Purchase and Sale Agreement dated as of June 6, 2011 among the Originators identified therein, Cincinnati Bell Funding LLC and Cincinnati Bell Inc. as Servicer and sole member of Cincinnati Bell Funding LLC.